UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 18, 2022
(Date of earliest event reported)

Benchmark 2022-B32 Mortgage Trust
(Central Index Key Number 0001900454)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Goldman Sachs Mortgage Company
(Central Index Key Number 0001541502)

German American Capital Corporation

(Central Index Key Number 0001541294)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-258342-01	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue,	New York, New York	10179
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code      (212) 834-5467

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[_] Emerging growth company

[_] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of February 16, 2022, with respect to Benchmark 2022-B32 Mortgage Trust. The purpose of this amendment is to make clerical and other minor revisions to the agreement filed as Exhibit 4.2 to the Form 8-K. The agreement previously filed as Exhibit 4.2 is hereby amended and restated in its entirety by the version attached hereto. No other changes are being made hereby to the Form 8-K other than the changes described above. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement filed as Exhibit 4.1 to the Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.	Description

Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the JPMCC 2022-OPO certificates, dated as of January 26, 2022, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer and as special servicer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 18, 2022	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (Registrant)

	By:	/s/ Harris Rendelstein
		Name:	Harris Rendelstein
		Title:	Vice President